UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                October 10, 2005 (October 6, 2005)

                               Pipeline Data Inc.


             (Exact name of registrant as specified in its charter)


            DELAWARE                  333-79831                13-3953764

State or other jurisdiction of   (Registration No.)          (IRS Employer
 incorporation or organization                            Identification No.)


             1599 Washington Street, Braintree, Massachusetts 02184
                    (Address of principal executive offices)

                                 (800) 932-5708
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On September 30, 2005, Pipeline Data Inc. ("Pipeline") entered into a financing arrangement with CAMOFI Master LDC, an affiliate of Centrecourt Asset Management LLC. Under the arrangement, Pipeline issued CAMOFI Master LDC a $2,000,000 convertible note that will mature on September 30, 2008. The convertible note bears interest at an adjustable rate of Wall Street Journal Prime Rate plus two and one-half percent (2.5%). The note is convertible into registered shares of Pipeline's common stock at a fixed conversion price of $8.80 per share. Pipeline granted to CAMOFI Master LDC a second priority security interest in our assets after the Laurus Fund to secure the obligations under the note pursuant to a security agreement dated September 30, 2005. Pursuant to the financing arrangement, Pipeline issued CAMOFI Master LDC warrants to purchase 87,500 shares of our common stock. The warrants have a five year term and have an exercise price of $8.80 per share.

     The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 1.01 "Entry into a Material Definitive Agreement" shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 2.03. Creation of Direct Financial Obligation.

   On September 30, 2005, Pipeline Data Inc. ("Pipeline") entered into a financing arrangement with CAMOFI Master LDC, an affiliate of Centrecourt Asset Management LLC. Under the arrangement, Pipeline issued CAMOFI Master LDC a $2,000,000 convertible note that will mature on September 30, 2008. The convertible note bears interest at an adjustable rate of Wall Street Journal Prime Rate plus two and one-half percent (2.5%). The note is convertible into registered shares of Pipeline's common stock at a fixed conversion price of $8.80 per share. Pipeline granted to CAMOFI Master LDC a second priority security interest in our assets after the Laurus Fund to secure the obligations under the note pursuant to a security agreement dated September 30, 2005. Pursuant to the financing arrangement, Pipeline issued CAMOFI Master LDC warrants to purchase 87,500 shares of our common stock. The warrants have a five year term and have an exercise price of $8.80 per share.

     The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.03 "Creation of Direct Financial Obligation" shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 7.01  REGULATION FD DISCLOSURE

     On October 6, 2005, Pipeline Data Inc. announced its financing arrangement with CAMOFI Master LDC, an affiliate of Centrecourt Asset Management LLC. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Pipeline Data Inc,

Dated: October 10, 2005                       By: /s/ MacAllister Smith

                                             ------------------------
                                             MacAllister Smith
                                             Chief Executive Officer